485APOS

This submission is being made solely to obtain one additional class (contract) identifier, for the following Individual Index-linked Modified Single Premium Deferred Annuity issued by MassMutual Ascend Life Insurance Company:

Index Summit 6 Pro Annuity with Death Benefit Return of Premium (file number 333-276475)

A class (contract) identifier has already been assigned for a separate contract (the Index Summit 6 Pro Annuity) under the same file number, in connection with a filing that was submitted on January 3, 2025.

Any questions on this submission should be directed to John V. Domaschko, AVP – Head of Securities Law at (513) 361.9401.